Exhibit 99.1

PRESS RELEASE	Coherent Corp.
375 Saxonburg Boulevard
Saxonburg, PA 16056-9499

Coherent Corp. Reports Fiscal 2023 First Quarter Results

•	Record Revenue of 1.34 Billion, Grew 69% Year-Over-Year

•	Organic Revenue Growth of 20% Year-Over-Year

•	Record Backlog of $3.05 Billion, Grew 119% Year-Over-Year

•	GAAP EPS of $(0.56)

•	Non-GAAP EPS of $1.04

PITTSBURGH, November 9, 2022 (GLOBE NEWSWIRE) — Coherent Corp. (Nasdaq:COHR) (“Coherent,” “We” or the “Company”) today reported results for its fiscal 2023 first quarter ended September 30, 2022.

“Our first quarter of FY23 was a great start to our new chapter as Coherent Corp. We achieved revenue of $1.34 billion with solid contributions from all three segments, growing 69% year-over-year, 20% organically and 13% year-over-year on a proforma basis. In the quarter, Electronics led the way with our sensing revenue in one of its two seasonally high quarters, and Communications contributed strong performance as well in both telecom and datacom, including record revenues from our datacom transceiver business as we continue to gain share in high-speed modules. Our non-GAAP diluted EPS was $1.04 and was affected favorably by FX by about $0.07 in the quarter. The company delivered very good earnings due to continued focus on revenue strength, cost controls, operating efficiencies and timely launches of industry leading new products,” said Dr. Vincent D. Mattera, Jr., Chair and CEO.

Dr. Mattera continued, “Our integration activities started strong and remain on track. The impact of current escalating trade tensions are not material to our business. We will continue to drive innovation, prudently directing our roughly $1 billion of investment again this year between R&D and cap ex to support our long-term growth.”

coherent.com | T. 724.352.4455	Page 1

PRESS RELEASE	Coherent Corp.
375 Saxonburg Boulevard
Saxonburg, PA 16056-9499

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2022	2022	2021
Revenues	$1,344.6	$887.0	$795.1
GAAP Gross Profit (3)	$443.6	$326.0	$306.6
Non-GAAP Gross Profit (2)	$542.2	$343.4	$317.7
GAAP Operating Income (1)	$42.5	$114.2	$95.1
Non-GAAP Operating Income (2)	$286.4	$168.6	$150.2
GAAP Net Earnings (Loss)	$(38.7)	$43.6	$74.5
Non-GAAP Net Earnings (2)	$183.6	$133.7	$117.7
GAAP Diluted Earnings (Loss) Per Share	$(0.56)	$0.23	$0.50
Non-GAAP Diluted Earnings Per Share (2)	$1.04	$0.98	$0.87
Other Selected Financial Metrics
GAAP gross margin (3)	33.0%	36.8%	38.6%
Non-GAAP gross margin (2)	40.3%	38.7%	40.0%
GAAP operating margin	3.2%	12.9%	12.0%
Non-GAAP operating margin (2)	21.3%	19.0%	18.9%
GAAP return on sales	(2.9)%	4.9%	9.4%
Non-GAAP return on sales (2)	13.7%	15.1%	14.8%

(1)	GAAP operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring, integration and transaction expenses, and start-up costs related to the start-up of new devices for new customer applications. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

(3)	GAAP gross profit for the three months ended September 30, 2021 has been updated to include amortization of developed technology intangible assets.

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PRESS RELEASE	Coherent Corp.
375 Saxonburg Boulevard
Saxonburg, PA 16056-9499

Outlook

The outlook for the second fiscal quarter ending December 31 2022 is revenue of $1,340 million to $1,400 million and earnings per diluted share on a non-GAAP basis of $0.88 to $1.00. This is at today’s exchange rate and today’s estimated tax impact of 23%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $83 million in amortization, $34 million in share-based compensation, $46 million related to the preliminary fair value adjustment on acquired inventory, and $20-30 million in transaction, integration and other related costs. Refer to Table 8 for the share count range for the aforementioned outlook. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

The Company also expects full year revenue between $5,250 to $5,550 million, at today’s exchange rate.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Wednesday, November 9, 2022 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting https://www.coherent.com/news/press-releases/coherent-corp-to-host-fy-2023-first-quarter-conference-call or via this link. Equity analysts and others who wish to participate in the question-and-answer session of the conference call can pre-register at this link to receive dial-in numbers and a unique PIN.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available on the company’s website beginning November 9, 2022, at 4:00 p.m. ET.

About Coherent Corp.

Coherent Corp. (“Coherent”, the “Company,” “we,” “us” or “our”), a global leader in materials, networking and lasers, is a vertically integrated manufacturing company that develops, manufactures and markets engineered materials, optoelectronic components and devices, and lasers for use in industrial materials processing, optical communications, aerospace and defense, consumer electronics, semiconductor capital equipment, medical diagnostics and life sciences, automotive applications, machine tools, consumer goods and medical device manufacturing. Headquartered in Saxonburg, Pennsylvania, Coherent has research and development, manufacturing, sales, service, and distribution facilities worldwide. Coherent produces a wide variety of lasers, along with application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable its customers. For more information, please visit us at coherent.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking

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PRESS RELEASE	Coherent Corp.
375 Saxonburg Boulevard
Saxonburg, PA 16056-9499

statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss) (Unaudited)

($000 except per share data)

	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2022	2022	2021
Revenues	$1,344,570	$886,962	$795,111
Costs, Expenses & Other Expense
Cost of goods sold	900,996	560,930	488,487
Internal research and development	121,084	95,917	88,966
Selling, general and administrative	280,014	115,862	122,608
Interest expense	61,889	48,502	12,191
Other expense (income), net	31,605	16,768	(7,582)

Total Costs, Expenses, & Other Expense	1,395,588	837,979	704,670

Earnings (Loss) Before Income Taxes	(51,018)	48,983	90,441
Income Taxes	(12,320)	5,347	15,977

Net Earnings (Loss)	$(38,698)	$43,636	$74,464

Less: Dividends on Preferred Stock	35,577	17,291	17,082

Net Earnings (Loss) available to the Common Shareholders	$(74,275)	$26,345	$57,382

Basic Earnings (Loss) Per Share	$(0.56)	$0.25	$0.54

Diluted Earnings (Loss) Per Share	$(0.56)	$0.23	$0.50

Average Shares Outstanding - Basic	133,280	106,520	105,761
Average Shares Outstanding - Diluted	133,280	116,821	115,849

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Coherent Corp. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	September 30, 2022	June 30, 2022
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$898,501	$2,582,371
Accounts receivable	975,437	700,331
Inventories	1,346,940	902,559
Prepaid and refundable income taxes	23,205	19,585
Prepaid and other current assets	150,547	100,346

Total Current Assets	3,394,630	4,305,192
Property, plant & equipment, net	1,803,646	1,363,195
Goodwill	5,284,591	1,285,759
Other intangible assets, net	2,984,979	635,404
Deferred income taxes	28,451	31,714
Other assets	334,262	223,582

Total Assets	$13,830,559	$7,844,846

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$129,011	$403,212
Accounts payable	479,385	434,917
Operating lease current liabilities	38,855	27,574
Accruals and other current liabilities	535,833	401,256

Total Current Liabilities	1,183,084	1,266,959
Long-term debt	4,494,282	1,897,214
Deferred income taxes	618,565	77,259
Operating lease liabilities	141,542	110,214
Other liabilities	230,568	109,922

Total Liabilities	6,668,041	3,461,568
Total Mezzanine Equity	2,153,480	766,803
Total Shareholders’ Equity	5,009,038	3,616,475

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$13,830,559	$7,844,846

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Three Months Ended September 30,
	2022	2021
Cash Flows from Operating Activities
Net cash provided by operating activities	$79,577	$52,336

Cash Flows from Investing Activities
Additions to property, plant & equipment	(138,990)	(47,565)
Purchases of businesses, net of cash acquired	(5,488,556)	—
Other investing activities	(711)	—

Net cash used in investing activities	(5,628,257)	(47,565)

Cash Flows from Financing Activities
Proceeds from borrowings of Term A Facility	850,000	—
Proceeds from borrowings of Term B Facility	2,800,000	—
Proceeds from borrowings of Revolving Credit Facility	65,000	—
Proceeds from issuance of Series B preferred shares	1,400,000	—
Payments on existing debt	(996,429)	(15,513)
Debt issuance costs	(126,516)	—
Equity Issuance Costs	(42,000)	—
Proceeds from exercises of stock options	7,425	7,481
Payment on convertible notes	(3,561)	—
Payments in satisfaction of employees’ minimum tax obligations	(40,885)	(13,017)
Payment of dividends	—	(13,808)
Other financing activities	(292)	(1,109)

Net cash provided by (used in) financing activities	3,912,742	(35,966)

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(42,273)	(522)
Net decrease in cash, cash equivalents, and restricted cash	(1,678,211)	(31,717)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	2,582,371	1,591,892

Cash, Cash Equivalents, and Restricted Cash at End of Period(1)	$904,160	$1,560,175

(1)	Restricted cash, non-current is included in the condensed consolidated balance sheets under ‘Other Assets’.

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2022	2022	2021
Revenues:(1)
Networking	$596.6	$590.1	$531.0
Materials	355.6	296.9	264.1
Lasers	392.4	—	—

Consolidated	$1,344.6	$887.0	$795.1

GAAP Operating Income (Loss):(1)
Networking	$91.0	$67.1	$59.4
Materials	75.3	53.5	46.8
Lasers	(123.8)	—	—
Unallocated and Other	—	(6.4)	(11.2)

Consolidated	$42.5	$114.2	$95.1

Non-GAAP Operating Income:(1)
Networking	$117.7	$89.2	$86.8
Materials	96.8	79.5	63.5
Lasers	71.9	—	—
Unallocated and Other	—	—	—

Consolidated	$286.4	$168.6	$150.2

GAAP Operating Margin (Loss):(1)
Networking	15.3%	11.4%	11.2%
Materials	21.2%	18.0%	17.7%
Lasers	(31.5)%	NA	NA
Consolidated	3.2%	12.9%	12.0%
Non-GAAP Operating Margin:(1)
Networking	19.7%	15.1%	16.3%
Materials	27.2%	26.8%	24.0%
Lasers	18.3%	NA	NA
Consolidated	21.3%	19.0%	18.9%

*	Amounts may not recalculate due to rounding.
(1)	Segment results for prior periods have been updated to include the movement of two businesses between Materials and Networking.

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Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Non-GAAP Networking Operating Income	$117.7	$89.2	$86.8
Share-based compensation	(10.2)	(3.1)	(9.6)
Amortization of acquired intangibles	(16.5)	(16.2)	(16.9)
Restructuring and related expenses	—	(2.8)	(0.9)

Networking GAAP Operating Income	$91.0	$67.1	$59.4

Non-GAAP Materials Operating Income	$96.8	$79.5	$63.5
Share-based compensation	(17.2)	(10.5)	(13.2)
Amortization of acquired intangibles	(3.2)	(3.7)	(3.5)
Integration and other(1)	(1.1)	(5.4)	—
Start-up costs(3)	—	(6.4)	—

Materials GAAP Operating Income	$75.3	$53.5	$46.8

Non-GAAP Lasers Operating Income	$71.9	$—	$—
Share-based compensation	(25.8)	—	—
Amortization of acquired intangibles	(62.8)	—	—
Integration and other(1)	(23.0)	—	—
Transaction fees and financing(2)	(38.7)	—	—
Preliminary fair value adjustment on acquired inventory	(45.5)	—	—

Lasers GAAP Operating Income (Loss)	$(123.8)	$—	$—

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—
Restructuring, integration, and transaction expenses	—	(6.4)	(11.2)

Unallocated and Other GAAP Operating Income (Loss)	$—	$(6.4)	$(11.2)

Total GAAP Operating Income	$42.5	$114.2	$95.1

Non-GAAP Operating Income	$286.4	$168.6	$150.2

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and Other includes one-time retention and severance payments, as well as other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs and various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were be included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

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(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Gross profit on GAAP basis (4)	$443.6	$326.0	$306.6
Share-based compensation	5.3	0.9	1.5
Amortization of acquired intangibles	47.4	9.6	9.6
Preliminary fair value adjustment on acquired inventory	45.5	—	—
Integration and other(1)	0.4	6.9

Gross profit on non-GAAP basis	$542.2	$343.4	$317.7

Internal research and development on GAAP basis	$121.1	$95.9	$89.0
Share-based compensation	(5.4)	(1.3)	(2.3)
Start-up costs(3)	—	(6.4)	—
Integration and other(1)	—	(0.6)	—

Internal research and development on non-GAAP basis	$115.7	$87.6	$86.7

Selling, general and administrative on GAAP basis	$280.0	$115.9	$122.6
Share-based compensation	(42.5)	(11.3)	(18.9)
Amortization of acquired intangibles	(35.1)	(10.3)	(10.8)
Integration and other(1)	(23.7)	—	—
Transaction fees and financing(2)	(38.7)	(7.1)	(12.0)

Selling, general and administrative on non-GAAP basis	$140.0	$87.2	$80.9

Operating income on GAAP basis	$42.5	$114.2	$95.1
Share-based compensation	53.2	13.5	22.7
Amortization of acquired intangibles	82.5	19.9	20.4
Start-up costs(3)	—	6.4	—
Preliminary fair value adjustment on acquired inventory	45.5	—	—
Integration and other(1)	24.1	—	—
Transaction fees and financing(2)	38.7	14.6	12.0

Operating income on non-GAAP basis	$286.4	$168.6	$150.2

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Interest and other (income) expense, net on GAAP basis	$93.5	$65.3	$4.6
Foreign currency exchange gains (losses), net	3.0	(19.8)	4.9
Transaction fees and financing(2)	(34.8)	(38.3)	—

Interest and other (income) expense, net on non-GAAP basis	$61.7	$7.2	$9.5

Income taxes on GAAP basis	$(12.3)	$5.3	$16.0
Tax impact of non-GAAP measures	53.5	22.6	7.1

Income taxes on non-GAAP basis	$41.2	$27.9	$23.1

Net earnings (loss) on GAAP basis	$(38.7)	$43.6	$74.5
Share-based compensation	53.2	13.5	22.7
Amortization of acquired intangibles	82.5	19.9	20.4
Preliminary fair value adjustment on acquired inventory	45.5	—	—
Start-up costs(3)	—	6.4	—
Foreign currency exchange (gains) losses	(3.0)	19.8	(4.9)
Integration and other(1)	24.1	14.7	12.0
Transaction fees and financing(2)	73.5	38.3	—
Tax impact of non-GAAP measures	(53.5)	(22.6)	(7.1)

Net earnings on non-GAAP basis	$183.6	$133.7	$117.7

Per share data:
Net earnings (loss) on GAAP basis
Basic Earnings (Loss) Per Share	$(0.56)	$0.25	$0.54
Diluted Earnings (Loss) Per Share	$(0.56)	$0.23	$0.50
Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.11	$1.09	$0.95
Diluted Earnings Per Share	$1.04	$0.98	$0.87

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and other includes one-time retention and severance payments and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs, various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.
(4)	GAAP gross profit for the three months ended September 30, 2021 has been updated to include amortization of developed technology intangible assets.

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Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Net earnings (loss) on GAAP basis	$(38.7)	$43.6	$74.5
Income taxes	(12.3)	5.3	16.0
Depreciation and amortization	147.3	73.3	69.7
Interest expense	61.9	48.5	12.2

EBITDA (1)	$158.2	$170.7	$172.4

EBITDA margin	11.8%	19.2%	21.7%
Preliminary fair value adjustment on acquired inventory	45.5	—	—
Share-based compensation	53.2	13.5	22.7
Foreign currency exchange (gains) losses	(3.0)	19.8	(4.9)
Start-up costs	—	6.4	—
Integration and other(3)	24.1	—	—
Transaction fees and financing(4)	73.5	14.6	12.0

Adjusted EBITDA (2)	$351.5	$225.0	$202.2

Adjusted EBITDA margin	26.1%	25.4%	25.4%

*	Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

(3)

During fiscal year 2023, Integration and other includes one-time retention and severance payments, and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(4)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.

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Table 6

GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Numerator
Net earnings (loss)	$(38.7)	$43.6	$74.5
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)
Deduct Series B redeemable preferred dividends	(28.7)	(10.4)	(10.2)

Basic earnings (loss) available to common shareholders	$(74.3)	$26.3	$57.4

Effect of dilutive securities:
Add back interest on convertible notes	$—	$0.6	$0.5

Diluted earnings (loss) available to common shareholders	$(74.3)	26.9	$57.9

Denominator
Weighted average shares	133.3	106.5	105.8
Effect of dilutive securities:
Common stock equivalents	—	3.0	2.8
Convertible notes	—	7.3	7.3

Diluted weighted average common shares	133.3	116.8	115.8

Basic earnings (loss) per common share	$(0.56)	$0.25	$0.54

Diluted earnings (loss) per common share	$(0.56)	$0.23	$0.50

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 13

Table 7

Non-GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended
	Sept 30, 2022	Jun 30, 2022	Sept 30, 2021
Numerator
Net earnings on non-GAAP basis	$183.6	$133.7	$117.7
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)
Deduct Series B redeemable preferred dividends	(28.7)	(10.4)	(10.2)

Basic earnings available to common shareholders	$148.1	$116.4	$100.6

Effect of dilutive securities:
Add back interest on convertible notes	$0.4	$0.6	$0.5
Add back Series A preferred stock dividends	6.9	6.9	6.9

Diluted earnings available to common shareholders	$155.3	$123.8	$108.0

Denominator
Weighted average shares	133.3	106.5	105.8
Effect of dilutive securities:
Common stock equivalents	1.5	3.0	2.8
Convertible notes	4.5	7.3	7.3
Series A Mandatory Convertible Preferred Stock	9.6	8.9	8.9

Diluted weighted average common shares	148.8	125.7	124.8

Basic earnings per common share on non-GAAP basis	$1.11	$1.09	$0.95

Diluted earnings per common share on non-GAAP basis	$1.04	$0.98	$0.87

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 14

Table 8

Example EPS Calculations (1)

$ Millions

	Hypothetical Earnings Level for Q2 FY23
Non-GAAP net earnings	$162.0	$171.0	$180.0	$200.0
Deduct Series B redeemable preferred dividends	(29.4)	(29.4)	(29.4)	—

Non-GAAP net earnings available to common shareholders	$132.6	$141.6	$150.6	$200.0

Diluted weighted average common shares	151.0	151.0	151.0	177.0
Diluted earnings per common share on non-GAAP basis	$0.88	$0.94	$1.00	$1.13

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@coherent.com

https://www.coherent.com/company/investor-relations

coherent.com | T. 724.352.4455	Page 15